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                                                                 Exhibit m(1)(i)

                               AMENDED SCHEDULE A
                       SCHEDULE OF SERIES WITH RESPECT TO
                               ING INVESTORS TRUST
                          RULE 12B-1 DISTRIBUTION PLAN

PORTFOLIO                                                                              CLASS
---------                                                                              -----
Fund For Life Series                                                                     A
ING AIM Mid Cap Growth Portfolio                                                         A
ING Alliance Mid Cap Growth Portfolio                                                    A
ING Capital Guardian Large Cap Value Portfolio                                           A
ING Capital Guardian Managed Global Portfolio                                            A
ING Capital Guardian Small Cap Portfolio                                                 A
ING Developing World Portfolio                                                           A
ING Eagle Asset Value Equity Portfolio                                                   A
ING FMRSM Diversified Mid Cap Portfolio                                                  A
ING Goldman Sachs Internet TollkeeperSM Portfolio                                        A
ING Hard Assets Portfolio                                                                A
ING International Portfolio                                                              A
ING Janus Growth and Income Portfolio                                                    A
ING Janus Special Equity Portfolio                                                       A
ING Jennison Equity Opportunities Portfolio                                              A
ING Julius Baer Foreign Portfolio                                                        A
ING JPMorgan Small Cap Equity Portfolio                                                  A
ING Limited Maturity Bond Portfolio                                                      A
ING Liquid Assets Portfolio                                                              A
ING Marsico Growth Portfolio                                                             A
ING Mercury Focus Value Portfolio                                                        A
ING Mercury Fundamental Growth Portfolio                                                 A
ING MFS Mid Cap Growth Portfolio                                                         A
ING MFS Research Portfolio                                                               A
ING MFS Total Return Portfolio                                                           A
ING PIMCO Core Bond Portfolio                                                            A
ING Salomon Brothers All Cap Portfolio                                                   A
ING Salomon Brothers Investors Portfolio                                                 A
ING T. Rowe Price Capital Appreciation Portfolio                                         A
ING T. Rowe Price Equity Income Portfolio                                                A
ING UBS U.S. Balanced Portfolio                                                          A
ING Van Kampen Equity Growth Portfolio                                                   A
ING Van Kampen Global Franchise Portfolio                                                A
ING Van Kampen Growth and Income Portfolio                                               A
ING Van Kampen Real Estate Portfolio                                                     A
ING PIMCO High Yield Portfolio                                                           A
ING Stock Index Portfolio                                                                A
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